Components of Company's Vehicles (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012
Disclosure Components Of Companys Vehicles [Abstract]
Rental vehicles	$ 10,234	$ 10,000
Less: Accumulated depreciation	(1,411)	(1,345)
Rental Vehicles Net, Total	8,823	8,655
Vehicles held for sale	759	619
Vehicles, net	$ 9,582	$ 9,274